Exhibit 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment to Credit Agreement,” or this “Amendment”) is entered into effective as of March 11, 2013, among ALPHA SHALE RESOURCES, LP, a Delaware limited partnership (“Borrower”), and WELLS FARGO BANK, N.A., as Administrative Agent and Issuing Bank (the “Administrative Agent”), and the financial institutions executing this Amendment as Lenders.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of September 7, 2012, as amended by a First Amendment to Credit Agreement dated as of January 30, 2013 (collectively, the “Original Credit Agreement”).

B. Borrower has requested certain amendments to the Original Credit Agreement, including the increase of the Borrowing Base. Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means March 11, 2013.

“Modification Papers” means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Borrowing Base Increase Fee. Administrative Agent shall have received payment of a Borrowing Base increase fee for the account of each Lender in the amount of $225,000 for the incremental increase of the Borrowing Base (0.5% of $45,000,000).

B. Second Amendment to Credit Agreement. This Amendment shall be in full force and effect.

C. Notes. Borrower shall have executed and delivered replacement Notes to the Lenders.

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D. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

E. Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The definitions of “Applicable Percentage”, “Availability”, “Borrowing Base Utilization Percentage”, “Commitment”, “Majority Lenders”, “Required Lenders” and “Super Majority Lenders” set forth in Section 1.02 of the Original Credit Agreement shall be amended to read in their entirety as follows:

“’Applicable Percentage’ means, with respect to any Lender at any time, the percentage of the Aggregate Commitments represented by such Lender’s Commitment at such time; provided that, at any time a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Commitments (disregarding any Defaulting Lenders’ Commitment at such time) represented by such Lender’s Commitment. If the Aggregate Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Aggregate Commitments most recently in effect, giving effect to any assignments.

‘Availability’ means, as of any date, the remainder of (a) the Aggregate Commitments, minus (b) the total Revolving Credit Exposures of all Lenders.

‘Borrowing Base Utilization Percentage’ means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the lesser of (a) the Aggregate Commitments in effect on such day or (b) the Borrowing Base in effect on such day.

‘Commitment’ means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder in an aggregate principal amount at any one time outstanding not to exceed the amounts set forth opposite such Lender’s name as its “Commitment” on Annex I (as such Annex I may be amended from time to time in connection with any modification to any Commitment or to the Aggregate Commitments pursuant to this Agreement), which amount represents the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 5.05, Section 12.04(b) or otherwise, and (c) terminated in accordance with Section 10.02 or otherwise in accordance with the terms of this Agreement. The amount representing each Lender’s Commitment shall not exceed such Lender’s Applicable Percentage of the then effective Borrowing Base.

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‘Majority Lenders’ means, at any time while no Loans or LC Exposure is outstanding, Non-Defaulting Lenders having more than fifty percent (50%) of the Aggregate Commitments of all Non-Defaulting Lenders, and at any time while any Loans or LC Exposure is outstanding, Non-Defaulting Lenders holding more than fifty percent (50%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit of all Non-Defaulting Lenders (in each case without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 12.04(c)).

‘Required Lenders’ means, at any time while no Loans or LC Exposure is outstanding, Non-Defaulting Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments of all Non-Defaulting Lenders, and at any time while any Loans or LC Exposure is outstanding, Non-Defaulting Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit of all Non-Defaulting Lenders (in each case without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 12.04(c)).

‘Super Majority Lenders’ means, at any time while no Loans or LC Exposure is outstanding, Non-Defaulting Lenders having more than eighty percent (80%) of the Aggregate Commitments of all Non-Defaulting Lenders, and at any time while any Loans or LC Exposure is outstanding, Non-Defaulting Lenders holding more than eighty percent (80%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit of all Non-Defaulting Lenders (in each case without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 12.04(c)).”

(b) Section 1.02 of the Original Credit Agreement shall be amended by deleting the terms “Aggregate Maximum Credit Amount” and “Maximum Credit Amount” in their entirety.

(c) Section 1.02 of the Original Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:

“’Aggregate Commitments’ at any time, means the sum of aggregate amount of the Commitments of all of the Lenders, as the same may be reduced, increased or terminated pursuant to Section 2.06.

‘Additional Lender’ has the meaning assigned to such term in Section 2.06(c)(i).

‘Additional Lender Agreement’ has the meaning assigned to such term in Section 2.06(c)(ii)(H).

‘Commitment Amount Increase Agreement’ has the meaning assigned to such term in Section 2.06(c)(ii)(G).

‘Facility Amount’ means $200,000,000.

‘Increasing Lender’ has the meaning assigned to such term in Section 2.06(c)(ii)(G).”

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(d) Section 2.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“Section 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the total Revolving Credit Exposures of all Lenders exceeding the Aggregate Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.”

(e) Section 2.02(c) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that, notwithstanding the foregoing, an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.”

(f) Section 2.02(d) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(d) Loans, Obligations and Notes. The Obligations and credit extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the credit extensions made by the Lender to the Borrower and the interest and payments thereon. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse the date, Type (if applicable), and amount and maturity of its Loans and payments made with respect thereto. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the Obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.”

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(g) The third sentence of the penultimate paragraph of Section 2.03 shall be amended to read in its entirety as follows:

“Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposure to exceed the Aggregate Commitments.”

(h) Section 2.06 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“Section 2.06. Termination, Reduction and Increase of Aggregate Commitments.

(a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Commitments or the Borrowing Base is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

(b) Optional Termination and Reduction of Aggregate Commitments.

(i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Commitments; provided that (A) each reduction of the Aggregate Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c)(i), the total Revolving Credit Exposures would exceed the Aggregate Commitments.

(ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Commitments under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable. Any termination or reduction of the Aggregate Commitments shall be permanent and may not be reinstated, except as otherwise permitted by Section 2.06(c). Each reduction of the Aggregate Commitments shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

(c) Optional Increase in Aggregate Commitments.

(i) Subject to the conditions set forth in Section 2.06(c) and with the prior consent of the Administrative Agent, but without the consent of any other Lender or any Issuing Bank, the Borrower may increase the Aggregate Commitments then in effect by increasing the Commitment of a Lender or by causing a Person that at such time is not a Lender to become a Lender (an “Additional Lender”). The exercise of the option granted in this Section 2.06(c) shall count as an Interim Redetermination for purposes of determining the number of Interim Redeterminations permitted by Section 2.07(b) and may not be exercised if an Interim Redetermination is not otherwise available to the Borrower pursuant to such Section.

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(ii) Any increase in the Aggregate Commitments shall be subject to the following additional conditions:

(A) such increase shall not be less than $10,000,000 (and increments of $5,000,000 above that minimum), and no such increase shall be permitted if after giving effect thereto the Aggregate Commitments would exceed the lesser of (i) the Facility Amount and (ii) the then effective Borrowing Base;

(B) no Default shall have occurred and be continuing at the effective date of such increase;

(C) no Lender’s Commitment may be increased or decreased without the written consent of such Lender;

(D) the Borrower shall represent and warrant that as of the date thereof, immediately after giving effect to the applicable Commitment Amount Increase Agreement or Additional Lender Agreement, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date;

(E) an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Commitment Amount Increase Agreement or Additional Lender Agreement, as the Administrative Agent may reasonably request;

(F) (i) the commitments under each such increase shall be deemed for all purposes part of the Commitments, (ii) each Lender (including any Additional Lender) participating in such increase shall become a Lender with respect to the Commitments and all matters relating thereto and (iii) the commitments under each Commitment Amount Increase Agreement and Additional Lender Agreement shall have the same terms as the Commitments (including terms relating to pricing and tenor);

(G) if the Borrower elects to increase the Aggregate Commitments by increasing the Commitment of a Lender (such Lender, an “Increasing Lender”), the Borrower and such Increasing Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit G-1 (a “Commitment Amount Increase Agreement”) and the Borrower shall deliver a new or replacement Note to such Increasing Lender to the extent required by Section 2.02(d); and

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(H) if the Borrower elects to increase the Aggregate Commitments by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit G-2 (an “Additional Lender Agreement”), together with an Administrative Questionnaire and, to the extent such Additional Lender requests a Note, the Borrower shall deliver a Note payable to such Additional Lender in accordance with Section 2.02(d).

(iii) Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Commitment Amount Increase Agreement or the Additional Lender Agreement (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02): (A) the amount of the Aggregate Commitments shall be increased as set forth therein (and Annex I shall be automatically amended and restated by Schedule 1.01(b) of the Commitment Amount Increase Agreement or the Additional Lender Agreement, as applicable), and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto shall be a party to this Agreement and the other Loan Documents and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Increasing Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Increasing Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Commitments.

(iv) Upon its receipt of (A) a duly completed Commitment Amount Increase Agreement or an Additional Lender Agreement, executed by the Borrower and the Increasing Lender or the Borrower and the Additional Lender party thereto, as applicable, (B) the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, (C) an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Commitment Amount Increase Agreement or Additional Lender Agreement as the Administrative Agent may reasonably request and (D) the written consent of the Administrative Agent to such increase to the extent required by Section 2.06(c)(i), the Administrative Agent shall accept such Commitment Amount Increase Agreement or Additional Lender Agreement and, on the date that the conditions in this clause (iv) and in Section 2.06(c)(ii) have been satisfied, record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(c). No increase in the Aggregate Commitments shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv). The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of any increase in the Aggregate Commitments and in connection therewith promptly provide such amended and restated Annex I to the Borrower and the Lenders.”

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(i) The last sentence of Section 2.07(c)(i) shall be amended read in its entirety as follows.

“In no event shall the proposed Borrowing Base exceed the Facility Amount.”

(j) The second paragraph of Section 2.08(b) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the lesser of the Aggregate Commitments and the then effective Borrowing Base.”

(k) Section 3.04(c)(i) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(i) If, after giving effect to any termination or reduction of the Aggregate Commitments pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds the Aggregate Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, Cash Collateralize such excess as provided in Section 2.08(j).”

(l) The Original Credit Agreement shall be amended to add thereto a new Section 6.03(f) to read as follows:

“(f) At the time of and immediately after giving effect to each such Borrowing or the issuance, amendment, renewal or extension of each such Letter of Credit, or both, as applicable, the aggregate Revolving Credit Exposures for all Lenders shall not exceed the Aggregate Commitments.”

(m) Section 9.01(b) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, the ratio of consolidated current assets (including the unused amount of the Aggregate Commitments, but excluding non-cash assets under the equivalent of ASC 815 under GAAP) as of such date to consolidated current liabilities (excluding non-cash obligations under the equivalent of ASC 815 under GAAP and current maturities under this Agreement) as of such date to be less than 1.0 to 1.0. “

(n) The phrase “or the Maximum Credit Amount” on the fifth line of Section 12.02(b) shall be deleted.

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(o) Section 12.04(b)(iii) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(iii) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and of the LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, the Issuing Bank and each Lender.

(p) The schedule attached as Annex I to the Original Credit Agreement is hereby replaced with the schedule attached as Annex I to this Amendment.

(q) The form of Note attached as Exhibit A to the Original Credit Agreement is hereby replaced with the form of Note attached as Exhibit A to this Amendment.

(r) Annex 1 to the form of Assignment and Assumption attached as Annex 1 to Exhibit F to the Original Credit Agreement is hereby replace with Annex 1 to the form of Assignment and Assumption attached as Annex 1 to Exhibit F to this Amendment.

(s) The Original Credit Agreement shall be amended to add thereto a new Exhibit G-1 and a new Exhibit G-2 which are attached hereto as Exhibit G-1 and Exhibit G-2, respectively.

4. New Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased from $35,000,000 to $80,000,000. The Borrowing Base as modified will remain in effect until next redetermined in accordance with the provisions of Section 2.07 of the Credit Agreement.

5. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, are requalified by reference to materiality shall be true and correct without regard to such materiality standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

6. No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

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7. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.

8. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security. Borrower hereby confirms and agrees that all of the deeds of trust, security agreements and other security instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Original Credit Agreement captioned “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS” are incorporated herein by reference for all purposes.

12. Entirety, Etc. This Amendment and the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.

Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER ALPHA SHALE RESOURCES, LP By: Alpha Shale Holdings, LLC, its general partner

By:	/s/ Daniel J. Rice IV
Name:	Daniel J. Rice IV
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT– Signature Page

ADMINISTRATIVE AGENT WELLS FARGO BANK, N.A., as Administrative Agent

By:	/s/ Matt Coleman
Name:	Matt Coleman
Title:	Vice President

LENDERS WELLS FARGO BANK, N.A.

By:	/s/ Matt Coleman
Name:	Matt Coleman
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT– Signature Page

ANNEX I

LIST OF COMMITMENTS

AS OF EFFECTIVE DATE OF SECOND AMENDMENT

Name of Lender	Applicable Percentage	Commitment
Wells Fargo Bank, N.A.	100.00%	$80,000,000
TOTAL	100.00%	$80,000,000

Annex I

EXHIBIT A

FORM OF NOTE

                         , 201

FOR VALUE RECEIVED, ALPHA SHALE RESOURCES, LP, a Delaware limited partnership (the “Borrower”) hereby promises to pay to the order of [            ] (the “Lender”), at the office of Wells Fargo Bank, N.A. (the “Administrative Agent”), located at [            ], the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

This Note is one of the Notes referred to in the Credit Agreement dated as of September 7, 2012 among the Borrower, the Administrative Agent, and the other agents and lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

This Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note. The Credit Agreement contains requirements for the transfer of this Note and the registration of such transfer.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ALPHA SHALE RESOURCES, LP By: Alpha Shale Holdings, LLC, its general partner

By:
Name:
Title:

Exhibit A

ANNEX 1 to

EXHIBIT F

[                                 ]1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

[1]	Describe Credit Agreement at option of Administrative Agent.

Exhibit F – Annex 1

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and the other parties to the Credit Agreement and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

Exhibit F – Annex 1

EXHIBIT H-1

FORM OF COMMITMENT AMOUNT INCREASE AGREEMENT

THIS COMMITMENT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [                        ], is between [Insert name of Existing Lender] (the “Existing Lender”) and ALPHA SHALE RESOURCES, LP (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, the Administrative Agent and certain Lenders have entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Commitments be increased by an additional $[                        ] to a total of $[                        ].

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Commitment Amount Increase.

(a) Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.03 hereof, the Existing Lender’s Commitment is hereby increased from $[                        ] to $[                        ].

(b) Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Commitments after giving effect to (i) the increase in the Existing Lender’s Commitment contemplated hereby, (ii) the increase in the Aggregate Commitments contemplated by each other Commitment Amount Increase Agreement dated as of the date hereof between the applicable Lender signatory thereto and the Borrower and (iii) the joinder of each Additional Lender as a Lender under the Credit Agreement pursuant to each Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower.

Section 1.02 Agreements. The Existing Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

Section 1.03 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

Exhibit G – 1

(ii) no Default or Event of Default has occurred and is continuing, and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 1.04 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Section 1.05 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.

Section 1.06 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.07 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 1.08 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.09 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.

Section 1.10 Loan Document. This Agreement is a Loan Document.

Exhibit G – 1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ALPHA SHALE RESOURCES, LP, as the Borrower

By:	Alpha Shale Holdings, LLC, its general partner

By:
Name:
Title:

[Existing Lender], as a Lender

By:
Name:
Title:

Acknowledged and accepted by: WELLS FARGO BANK, N.A. as Administrative Agent

By:
Name:
Title:

Exhibit G – 1

EXHIBIT G-2

FORM OF ADDITIONAL LENDER AGREEMENT

THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [                        ], is between [Insert name of Additional Lender] (the “Additional Lender”) and ALPHA SHALE RESOURCES, LP (“Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Commitments be increased by an additional $[                        ] to a total of $[                        ].

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Additional Lender.

(a) Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Additional Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Commitment of $[                        ] and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.

(b) Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Commitments after giving effect to (i) the joinder of the Additional Lender as a Lender under the Credit Agreement contemplated hereby, (ii) the joinder of each other Additional Lender as a Lender under the Credit Agreement pursuant to each other Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower and (iii) the increase in the Aggregate Commitments contemplated by each Commitment Amount Increase Agreement dated as of the date hereof between the applicable existing Lender signatory thereto and the Borrower.

Section 1.02 Agreements. Each Additional Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

Section 1.03 Representations and Warranties. The Borrower represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a

Exhibit G – 2

materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii) no Default or Event of Default has occurred and is continuing, and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 1.04 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Section 1.05 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.

Section 1.06 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.07 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 1.08 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.09 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.

Section 1.10 Loan Document. This Agreement is a Loan Document.

Exhibit G – 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ALPHA SHALE RESOURCES, LP, as the Borrower By: Alpha Shale Holdings, LLC, its general partner

By:
Name:
Title:

[Existing Lender], as a Lender

By:
Name:
Title:

Acknowledged and accepted by: WELLS FARGO BANK, N.A. as Administrative Agent

By:
Name:
Title:

Exhibit G – 2